Exhibit 10.1

Execution Version

FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT (this “Amendment”), is made and entered into as of August 22, 2014 by and among ATMOS ENERGY CORPORATION, a Texas and Virginia corporation (the “Borrower”), the several banks and other financial institutions from time to time party hereto (collectively, the “Lenders”) and THE ROYAL BANK OF SCOTLAND PLC, in its capacity as Administrative Agent for the Lenders (the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to a certain Revolving Credit Agreement, dated as of May 2, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement), pursuant to which the Lenders have made certain financial accommodations available to the Borrower;
WHEREAS, the Borrower has notified the Administrative Agent and each of the Lenders that the Borrower proposes to increase the Aggregate Commitment Amount under the Credit Agreement by the amount of $300,000,000 which increase shall be made without using the existing $250,000,000 uncommitted incremental facility set forth in Section 2.21 of the Credit Agreement;

WHEREAS, certain Lenders have agreed to increase their Commitments as requested by the Borrower and the Credit Agreement will continue to contemplate an up to $250,000,000 uncommitted incremental facility set forth in Section 2.21 of the Revolving Credit Agreement that may be used in addition to the incremental Commitments provided below; and

WHEREAS, the Borrower has also requested that the Lenders and the Administrative Agent amend certain provisions of the Credit Agreement, including an extension of the term of the Commitments and reduction in pricing related thereto, and subject to the terms and conditions hereof, the Lenders are willing to do so;

NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of all of which are acknowledged, the Borrower, the Lenders and the Administrative Agent agree as follows:

1.Increase in Commitments. Each of the parties hereto consents to the increase in the aggregate principal amount of the Commitments to $1,250,000,000. Each Lender executing this Amendment agrees that, effective as of the Fourth Amendment Date (defined below), its Commitment is in the amount set forth on Schedule II. Each of the parties acknowledges and agrees that the Commitments of each of the Lenders are several and not joint commitments and obligations of such Lender. Immediately after giving effect to this Amendment, the outstanding Borrowings shall be reallocated ratably based upon the Commitments as set forth on Schedule II. Each of the parties hereto acknowledges and agrees that the foregoing increase in the Commitments is independent of Section 2.21 of the Credit Agreement, and the Borrower retains the right to further increase the Commitments by up to $250,000,000 after the Fourth Amendment Date on the terms set forth in Section 2.21 of the Credit Agreement.

Amendments.
(a) Section 1.1 of the Credit Agreement is hereby amended by replacing the definitions of “Aggregate Commitment Amount” and “Commitment Termination Date” in their entirety with the following definitions:
“Aggregate Commitment Amount” shall mean the aggregate principal amount of the Aggregate Commitments from time to time. On the Fourth Amendment Date, the Aggregate Commitment Amount equals $1,250,000,000.
“Commitment Termination Date” shall mean the earliest of (i) August 22, 2019 or such later date to which such Lender has agreed to extend its Revolving Commitment pursuant to Section 2.23, (ii) the date on which the Commitments are terminated pursuant to Section 2.6 and (iii) the date on which all amounts outstanding under this Agreement have been declared or have automatically become due and payable (whether by acceleration or otherwise).
(b) Section 1.1 of the Credit Agreement is hereby amended by adding the following definition of “Fourth Amendment Date” in its entirety in the appropriate alphabetical order:
“Fourth Amendment Date” shall mean August 22, 2014.

(c)    Schedule I of the Credit Agreement is hereby amended by replacing such schedule in its entirety with Schedule I attached hereto.
(d)    Schedule II of the Credit Agreement is hereby amended by replacing such schedule in its entirety with Schedule II attached hereto.
3.    Conditions to Effectiveness of this Amendment. Notwithstanding any other provision of this Amendment and without affecting in any manner the rights of the Lenders hereunder, it is understood and agreed that this Amendment, the increase in the Commitments and the other terms contemplated hereby shall not become effective, and the Borrower shall have no rights under this Amendment, until:

(a)     the Administrative Agent shall have received (i) the fees set forth in that Fee Letter dated as of July 29, 2014 among the Borrower, the Administrative Agent, RBS Securities Inc. and Crédit Agricole Corporate and Investment Bank, (ii) such fees as the Borrower has previously agreed to pay the Administrative Agent or any of its affiliates in connection with this Amendment, (iii) reimbursement or payment of its costs and expenses incurred in connection with this Amendment or the Credit Agreement (including reasonable fees, charges and disbursements of King & Spalding LLP, counsel to the Administrative Agent);

(b)     the Administrative Agent shall have received each of the following:

(i)     executed counterparts to this Amendment from the Borrower and the Lenders;

(ii)    a certificate of the Secretary or Assistant Secretary of the Borrower in the form of Exhibit 3.1(b)(iii), attaching and certifying copies of its bylaws and of the resolutions of its boards of directors, authorizing the execution, delivery and performance of the Amendment and certifying the name, title and true signature of each officer of the Borrower executing the Amendment;

(iii)    certified copies of the articles or certificate of incorporation of the Borrower, together with certificates of good standing or existence, as may be avail-able from the Secretary of State of the jurisdictions of organization of the Borrower and each other jurisdiction in which the failure to so qualify and be in good standing would have or would reasonably be expected to have a Material Adverse Effect; and

(iv)    a favorable written opinion of inside or outside counsel to the Borrower, addressed to the Administrative Agent and each of the Lend-ers, and covering such matters relating to the Borrower, the Amendment and the transactions contemplated herein as the Administrative Agent or the Required Lenders shall reasonably request.

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4.    Representations and Warranties. To induce the Lenders and the Administrative Agent to enter into this Amendment, the Borrower hereby represents and warrants to the Lenders and the Administrative Agent:

(a)    The Borrower (a) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdictions of its incorporation, (b) is duly qualified and in good standing as a foreign corporation authorized to do business in every jurisdiction where the failure to so qualify would have or would reasonably be expected to have a Material Adverse Effect and (c) has the requisite corporate power and authority to own its properties and to carry on its business as now conducted and as proposed to be conducted;

(b) The execution, delivery and performance by the Borrower of the Amendment is within the Borrower’s organizational powers and has been duly authorized by all necessary organizational, and if required, shareholder, partner or member, action;

(c)    The execution, delivery and performance by the Borrower of this Amendment do not (i) require any consent or approval of, registration or filing with, or any action by, any Governmental Authority, court or third party, except those as have been obtained or made and are in full force and effect, (ii) violate or conflict with, in any material respect, any provision of its articles of incorporation or bylaws, (iii) violate, contravene or conflict with, in any material respect, any law, regulation (including without limitation, Regulation U, Regulation X or any regulation promulgated by the Federal Energy Regulatory Commission), order, writ, judgment, injunction, decree or permit applicable to it, (iv) except as would not reasonably be expected to result in a Material Adverse Effect, violate, contravene or conflict with contractual provisions of, or cause an event of default under, any indenture, loan agreement, mortgage, deed of trust, contract or other agreement or instrument to which it is a party or by which it or its properties may be bound, or (v) in any material respect, result in or require the creation of any Lien upon or with respect to its properties, other than a Permitted Lien;

(d)    This Amendment has been duly executed and delivered for the benefit of or on behalf of the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors’ rights and remedies in general; and

(e)    After giving effect to this Amendment, the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects, and no Default or Event of Default has occurred and is continuing as of the date hereof.

5.    Effect of Amendment. Except as set forth expressly herein, all terms of the Credit Agreement, as amended hereby, and the other Credit Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Borrower to the Lenders and the Administrative Agent. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement. This Amendment shall constitute a Credit Document for all purposes of the Credit Agreement. Upon and after the execution of this Amendment by each of the parties hereto, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.
6.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York and all applicable federal laws of the United States of America.

7.    No Novation. This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Credit Agreement or an accord and satisfaction in regard thereto.

8.    Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without

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limitation, the reasonable fees and out-of-pocket expenses of outside counsel for the Administrative Agent with respect thereto.

9.    Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission or by electronic mail in pdf form shall be as effective as delivery of a manually executed counterpart hereof.

10.    Binding Nature. This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns.

11.    Entire Understanding. This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotia-tions or agreements, whether written or oral, with respect thereto.

[Signature Pages To Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed, under seal in the case of the Borrower, by their respective authorized officers as of the day and year first above written.

BORROWER:

ATMOS ENERGY CORPORATION,
as Borrower

By: /s/ BRET J. ECKERT
Name: Bret J. Eckert
Title: Senior Vice President and CFO

[SIGNATURE PAGE TO FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT]

THE ROYAL BANK OF SCOTLAND PLC,
as Administrative Agent and as a Lender

By: /s/ MATTHEW MAIN
Name: Matthew Main
Title: Authorized Signatory

[SIGNATURE PAGE TO FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT]

CRÉDIT AGRICOLE CORPORATE AND
INVESTMENT BANK,
as a Lender

By: /s/ DIXON SCHULTZ
Name: Dixon Schultz
Title: Managing Director

By: /s/ MICHAEL D. WILLIS
Name: Michael D. Willis
Title: Managing Director

[SIGNATURE PAGE TO FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT]

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By: /s/ JOHN M. EYERMAN
Name: John M. Eyerman
Title: Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT]

BANK OF AMERICA, N.A.,
as a Lender

By: /s/ WILLIAM MERRITT
Name: William Merritt
Title: Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT]

WELLS FARGO BANK, NATIONAL
ASSOCIATION,
as a Lender

By: /s/ NICK BROKKE
Name: Nick Brokke
Title: Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT]

THE BANK OF TOKYO-MITSUBISHI UFJ,
Ltd., as a Lender

By: /s/ MARK OBERREUTER
Name: Mark Oberreuter
Title: Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT]

BNP PARIBAS, as a Lender

By: /s/ FRANCIS J. DELANEY
Name: Francis J. Delaney
Title: Managing Director

By: /s/ ROBERTO IMPEDUGLIA
Name: Roberto Impeduglia
Title: Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT]

CANADIAN IMPERIAL BANK OF
COMMERCE, NEW YORK BRANCH,
as a Lender

By: /s/ ANJU ABRAHAM
Name: Anju Abraham
Title: Authorized Signatory

By: /s/ DARREL HO
Name: Darrel Ho
Title: Authorized Signatory

[SIGNATURE PAGE TO FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT]

BRANCH BANKING AND TRUST
COMPANY, as a Lender

By: /s/ ALLAN K. KING
Name: Allan K. King
Title: Senior Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT]

GOLDMAN SACHS BANK USA,
as a Lender

By: /s/ REBECCA KRATZ
Name: Rebecca Kratz
Title: Authorized Signatory

[SIGNATURE PAGE TO FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT]

JPMORGAN CHASE BANK, N.A.,
as a Lender

By: /s/ JUSTIN MARTIN
Name: Justin Martin
Title: Authorized Officer

[SIGNATURE PAGE TO FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT]

MORGAN STANLEY BANK, N.A.,
as a Lender

By: /s/ MICHAEL KING
Name: Michael King
Title: Authorized Signatory

[SIGNATURE PAGE TO FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT]

BOKF, N.A. DBA BANK OF TEXAS,
as a Lender

By: /s/ AMANDA J. AUSTIN
Name: Amanda J. Austin
Title: Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT]

THE NORTHERN TRUST COMPANY,
as a Lender

By: /s/ SARA BRAVO MCCAULAY
Name: Sara Bravo McCaulay
Title: Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT]

Schedule I

APPLICABLE MARGINS AND APPLICABLE PERCENTAGES

Level	Rating Category Moody’s/S&P/Fitch	Applicable Margin for Eurodollar Advances	Applicable Margin for Base Rate Advances	Applicable Commitment Fee Percentage
I	A1/A+/A+ or higher	0.875%	0.000%	0.080%
II	A2/A/A	1.000%	0.000%	0.100%
III	A3/A-/A-	1.125%	0.125%	0.125%
IV	Baa1/ BBB+/ BBB+	1.250%	0.250%	0.175%
V	Baa2/ BBB/ BBB or lower	1.500%	0.500%	0.225%

The credit ratings to be utilized for purposes of this Schedule are those assigned to the senior, unsecured long-term debt securities of the Borrower without third-party credit enhancement, whether or not any such debt securities are actually outstanding, and any rating assigned to any other debt security of the Borrower shall be disregarded. The rating in effect on any date is that in effect at the close of business on such date. If the ratings established or deemed to have been established by Moody’s, S&P and Fitch for the Borrower fall within different Levels, the highest rating (or numerically lower Level) shall apply, unless the ratings differ by more than one Level, in which case, if the rating is the same by two rating agencies, and the third agency rating is lower, then the higher rating shall govern and otherwise, the governing rating shall be the rating next below the highest of the three. If the Borrower is not rated by Moody’s, S&P or Fitch, then the rate shall be established by reference to Level V.
If the rating system of Moody’s, S&P or Fitch shall change, or if any of these rating agencies shall cease to be in the business of rating corporate debt obligations, the Borrower, the Lenders and the Administrative Agent shall negotiate in good faith to amend this Schedule to reflect such changed rating system or the unavailability of ratings from such rating agency and, pending the effectiveness of any such amendment, the Applicable Margin and the Applicable Percentage shall be determined by reference to the rating most recently in effect prior to any such change or cessation. If after a reasonable time (not to exceed 90 days) the parties cannot agree to a mutually acceptable amendment, the Applicable Margin and the Applicable Percentage shall be determined by reference to Level V.

Schedule II

COMMITMENT AMOUNTS

Lender	Commitment Amount
The Royal Bank of Scotland plc	$115,000,000
Crédit Agricole Corporate and Investment Bank	$115,000,000
Bank of America, N.A.	$110,000,000
JPMorgan Chase Bank, N.A.	$110,000,000
U.S. Bank National Association	$110,000,000
Wells Fargo Bank, National Association	$110,000,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$100,000,000
BNP Paribas	$100,000,000
Branch Banking and Trust Company	$100,000,000
Canadian Imperial Bank of Commerce, New York Branch	$80,000,000
Goldman Sachs Bank USA	$80,000,000
Morgan Stanley Bank, N.A.	$60,000,000
The Northern Trust Company	$40,000,000
BOKF N.A. dba Bank of Texas	$20,000,000

TOTAL	$1,250,000,000